EXHIBIT 10.2
                         ESPEY MFG. & ELECTRONICS CORP.
                           Executive Officer Contract

                  AMENDED AND RESTATED HOWARD PINSLEY AGREEMENT
                  ---------------------------------------------


AGREEMENT dated as of August 17, 2007, by and between Espey Mfg. & Electronics Corp., a New York corporation having its principal place of business at 233 Ballston Avenue, Saratoga Springs, New York 12866 (the "Company") and Howard Pinsley, an individual residing at 5 Longwood Drive, Saratoga Springs, New York, 12866 (the "Employee").

WHEREAS, the Employee has been a valued employee of the Company for many years, and is now President and Chief Executive Officer of the Company;

WHEREAS, the Board of Directors of the Company wish to amend and restate the terms of an agreement dated as of May 25, 2006 providing for transitional services by the Employee incidental to his succession as President and Chief Executive Officer, having regard for the applicability of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code");

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

         1.  RESIGNATION  OR  TERMINATION.  Upon the  Employee's  resignation or
         --  ----------------------------
         termination as President and Chief Executive Officer during the Term (as hereinafter defined) of this Agreement, the Employee shall become a non-executive officer of the Company for a period of thirty-six (36) months from the date of such resignation or termination.

         2. COMPENSATION AND DUTIES. In consideration of the Employee's services
         -- -----------------------
         for a period equivalent to nine (9) days a month, based upon a regular work week of four (4) days, after his resignation or termination as President and Chief Executive Officer, his agreement to perform duties as reasonably requested by the Company and his compliance with paragraph 5 herein, it is agreed as follows:

                  (A) The Employee shall receive $15,000 a month, and, to the extent permissible, all benefits being received at the time of his resignation or termination as President and Chief Executive Officer for a period of three months, after the date of resignation or termination.

                  (B) At the  end of the  above  three  months,  the  Employee's compensation will change to $4,333.33 per month for the next consecutive 33 months, and he shall receive all current benefits as above. The Employee shall be eligible to participate, to the extent permissible, in new benefits should they occur during this period of time. For ESOP and all other benefit purposes, the Employee shall continue to be treated as a full-time employee for the duration of the Agreement to the extent permissible and consistent with the terms of the ESOP and all applicable laws.

                  (C) It is agreed that the Employee shall be reasonably available by telephone or otherwise to render advice and counsel, but need not be physically present at the Company's offices, unless his physical presence is reasonably requested by the Company. Should the employee be required to engage in any activity not within the scope of this agreement, he shall be reimbursed, in addition to his monthly salary, at an hourly rate to be mutually agreed upon between an authorized representative of the Company and himself.

                  (D) If the Employee dies either during the Term, before his resignation or termination as President and Chief Executive Officer, or during the 36 month period after his transitional services become effective following such resignation or termination, the compensation payments provided for in Sections 2 (A) and (B) will be paid, as scheduled, to the Employee's estate. In the event of the Employee's death, all other benefits shall cease at death.

                  (E) The compensation and benefits payable hereunder shall be the Employee's sole and exclusive entitlement following his resignation or termination as President and Chief Executive Officer.

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         3.  EXPENSES.  If the Employee is requested by the Company at any point
         --  --------
         during the Term of this Agreement to return to Saratoga, and the Employee is then not in the Saratoga Springs area, the Company shall pay the reasonable transportation costs for the Employee to return. The Employee shall not be reimbursed for any other expenses hereunder unless the Employee and the Company so agree with respect to a specific expense.

         4. TERM.  This  Agreement  shall  continue in effect until December 31,
         -- ----
         2009 at which time this Agreement shall terminate (the "Term"). If during the Term, the Employee resigns or is terminated as President and Chief Executive Officer of the Company, then the provisions of this Agreement shall continue in effect during the 36 month period following such resignation or termination and as provided in Section 5 below.

         5. RESTRICTIVE COVENANT: CONFIDENTIAL INFORMATION.
         -- ----------------------------------------------

                  (A) The Employee agrees that during the Term of this Agreement and for a period of five (5) years thereafter, he shall not directly or indirectly, on behalf of himself or on behalf of any other corporation, person or entity other than the Company, compete or interfere with the Company, render any services to, consult for, contract with or become an employee, officer, director, partner, member, or (except as a five percent (5%) or less shareholder of any publicly traded company) owner or shareholder of, any individual or entity which engages in the Company's business or which otherwise competes with the Company.

                  (B) The Employee recognizes and acknowledges that there has been made available to him confidential information concerning matters affecting or relating to the products, services or business of the Company, its subsidiaries, or affiliates, including, but not limited to, intellectual property, technology, proprietary information, customer lists and other financial information, contractual relationships, past or contemplated actions, personnel matters, marketing or sales data and written or oral communications or understandings of any sort of the Company or of any of its customers in either tangible or intangible form ("Confidential Information"). The Employee further recognizes and acknowledges that this Confidential Information as it may exist from time to time belongs to the Company and is a valuable, special and unique asset of the Company's business. The Employee will not, during or after the Term of this Agreement, at any time, directly or indirectly, divulge, disclose or communicate any Confidential Information to any person, firm, corporations, association or other entity for any reason or purpose whatsoever.

         The Employee will promptly deliver to the Company all copies of all Confidential Information and all material of any nature belonging to the Company, and the Employee will not take with him any such Confidential Information, materials or reproductions thereof or any proprietary information of the Company in tangible or intangible form.

         6.  MISCELLANEOUS.  Not withstanding any provision in this Agreement to
         --  -------------
         the contrary, if during the Term of this Agreement the Employee is terminated from the Company for good and sufficient cause then all payments and benefits provided herein shall immediately cease unless the Employee seeks Arbitration pursuant to Section 14. Arbitration
                                                                     -----------
         herein in which case such payments and benefits shall continue until the arbitrator has made an award or decision. Good and sufficient cause shall mean: (a) willful misconduct with respect to the reasonable directions of the Board; (b) conviction of a crime or indecent exposure; or (c) gross negligence or malfeasance in the performance of his obligations hereunder.

         7.  SUCCESSOR  AND ASSIGNS.  This  Agreement  shall be binding upon and
         --  ----------------------
         insure to the benefit of the parties hereto, and their respective legal representatives, heirs, successors and assigns.

         8. NOTICES. Any notices,  consents or information required or requested
         -- -------
         or permitted by this Agreement shall be sent to the parties at the addresses shown above, unless such address is changed by written notice hereunder.

         9.  SEVERABILITY.  In the event any provision of this  Agreement or any
         --  ------------
         portion thereof shall be deemed invalid or unenforceable for any reason, that portion or provision shall be deemed excised from this Agreement and this Agreement shall be governed, interpreted and enforced in all respects as if such invalid or unenforceable provision were originally omitted from this Agreement.

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         10.  WAIVER.  The waiver of any party of a breach of any  provision  of
         ---  ------
         this Agreement shall not operate as or be construed as a waiver of any subsequent breach.

         11. GOVERNING LAW. This Agreement shall be governed by and construed in
         --- -------------
         accordance with the laws of the State of New York.

         12. HEADINGS.  The descriptive  headings used in this Agreement are for
         --- --------
         purposes of convenience only and do not constitute a part of this Agreement.

         13. ENTIRE AGREEMENT.  This Agreement is the entire Agreement among the
         --- ----------------
         parties regarding the subject matter hereof, and supersedes any prior agreements or discussions.

         14.  ARBITRATION.  Any claim,  controversy or dispute arising out of or
         ---  -----------
         relating to this Agreement, or the breach thereof, shall be settled by final and binding arbitration before a single arbitrator in accordance with the rules of the American arbitration Association, and judgment upon the award or decision rendered by the arbitrator may be entered in a Court. Any such arbitration shall be held in New York and the parties to this Agreement shall be equally the costs of the arbitrator.

         This AGREEMENT may not be altered or amended except in writing signed by both parties. In the event of any conflict between this Agreement and the terms of any of the Company's employment policies, manuals, or other statements regarding employment generally, now existing or hereafter promulgated, the terms of the Agreement shall control.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                           ESPEY MFG. & ELECTRONICS CORP.

                                           By:         /s/David O'Neil
                                                       -----------------------

                                           Name:       David O'Neil
                                                       -----------------------

                                           Title:      Treasurer
                                                       -----------------------



                                           Employee:   /s/Howard Pinsley
                                                       -----------------------
                                                       Howard Pinsley


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